SHAREHOLDER LETTER




Dear Shareholder:

This annual report for Franklin Multi-Income Trust covers the period ended March 31, 1999.

The U.S. economy grew at a healthy pace during the period under review. Higher income levels coupled with a robust real estate market and increasing stock prices fueled the consumer sector, which was the primary driver of domestic growth. Consumption also buoyed the labor market, with the unemployment rate falling to 4.2% in March, the lowest in 28 years. The overall economy, as measured by U.S. gross domestic product, grew at an annualized rate of 6.0% for the fourth quarter of 1998, well above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.(1) However, outside of the U.S., economic conditions were far from ideal.

The financial crises in Asia, Latin America and Eastern Europe caused significant currency and market volatility in many countries. As a result, the affected countries experienced a slowdown in economic growth and suffered from recessionary forces, and in certain cases from outright depression. These countries purchased fewer U.S. goods as a consequence, negatively impacting even the seemingly invincible U.S. economy, particularly its export-oriented sectors. With global troubles apparently worsening, the Fed moved to stimulate economic growth worldwide and instill confidence in the financial markets. In the fall 1998, the Fed's monetary policy panel, the Federal Open Market



CONTENTS

Shareholder Letter .....................................................      1

Manager's Discussion ...................................................      3

Performance Summary ....................................................      9

Dividend Reinvestment and Cash Purchase Plan ...........................     11

Annual Meeting of Shareholders .........................................     15

Financial Highlights & Statement of Investments ........................     17

Financial Statements ...................................................     23

Notes to Financial Statements ..........................................     27

Independent Auditors' Report ...........................................     30

Tax Information ........................................................     31



(1.) Source: Bureau of Labor Statistics.

Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998.

The global problems contributed to dramatic U.S. market swings during the period under review. The Dow Jones(R) Industrial Average (the Dow), after reaching a historically high 9337.97 on July 17, 1998, suffered the second-largest one-day point decline in its history, falling 512.61 points to 7539.07 on August 31, 1998. The Dow continued to be volatile in September, before roaring upward to flirt with the psychologically important 10000 level in the middle of March. The Dow ended the period at 9786.16, almost 30% higher than its low at the end of August. The Standard & Poor's(R) 500 (S&P 500(R)) Stock Index, a much broader measure of the U.S. market, acted in much the same manner, ending the period at 1286.37, after falling as low as 957.28 on August 31, 1998.

Such volatility reminds us of the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Multi-Income Trust and look forward to serving your future investment needs.


Sincerely,


/s/ Charles B. Johnson
----------------------

Charles B. Johnson
Chairman
Franklin Multi-Income Trust

MANAGER'S DISCUSSION




--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

OVERVIEW

The 12-month period under review was a challenging one for the Trust, as the environment for high yield bonds and utility equities came under pressure, and volatility in both markets continued. In the summer of 1998, turmoil in Russia spread to other developing markets, eventually impacting assets in the domestic market. Hedge fund failures and margin calls, when brokerage firms demand immediate repayment of loans, exacerbated asset price declines, and investors' preference for risk fell sharply as sentiment shifted toward assets of relatively higher credit quality. The risk premium demanded by investors for high yield bonds, as measured by the interest rate spread over U.S. Treasury bonds, increased substantially, compared with levels at the beginning of the reporting period, and remained large by historical standards through the period's close, pushing the prices of these bonds lower. Utility equities experienced a rebound from their September lows, but weakened significantly over the first quarter of 1999, giving up much of their gains. Although stronger-than-expected domestic economic conditions contributed to a general U.S. stock market recovery, electric utility stocks were negatively impacted due to their relatively defensive nature, as an expected weaker domestic economy failed to materialize.


You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 18 of this report.

PORTFOLIO BREAKDOWN
Based on Total Market Value
3/31/99

[PIE CHART]

Corporate Bonds                              52.06%
Utilities Stocks                             34.08%
Misc. Equities & Preferred Stocks            11.52%
Convertible Bonds                             0.63%
Foreign Currency Denominated Bonds            0.38%
Cash & Equivalents                            1.33%

In this difficult environment, both of the Trust's primary asset classes -- high yield bonds and utility equities -- generated negative returns over the reporting period. Naturally, the Trust's performance also suffered, and it generated historically below-average returns for the 12-month period. However, it should be noted that the Trust has performed well over longer time periods and we believe that the volatility experienced over the reporting period was historically unusually high, and we expect volatility to revert to more normal levels over time. Furthermore, we continue our strategy of investing for long-term performance, and despite recent declines we believe the Trust is relatively well-positioned to take advantage of positive sector fundamentals going forward.

SECTOR DISCUSSIONS

WIRELESS

During the reporting period, the wireless sector continued to benefit from strong industry growth and increased market penetration, as industry revenues grew despite increasing pricing pressures. Although highly competitive, the market for wireless services provided attractive opportunities for companies with sound, aggressive business plans. In general, we focused on lower-cost operators who successfully expanded their networks to offer customers better coverage. On the cellular side, our holdings in Nextel Communications Inc. and Comcast Cellular Corp. benefited the Trust. Over the reporting period, Nextel furthered its rapid network expansion and boasted the highest average revenue per unit (ARPU) in the industry. Comcast Cellular entered into an agreement to be acquired by SBC Communications Inc., a significantly positive development given SBC Communications' superior credit profile. The Trust also initiated a position during the period in Dobson/Sygnet Communications Co., which performed strongly due to favorable growth prospects and industry trends.

TELECOMMUNICATIONS

The telecommunications sector significantly outperformed the overall high yield market during the period, and the Trust was able to take advantage of this strength. Global deregulation, technological convergence and the rise of data services are trends of central importance that continued to impact the industry. Similar to the U.S.'s restructuring and deregulation initiatives of the past few years, regulatory barriers are falling in Europe. Additionally, "silicon economics" became the driving force behind the data services growth, as the increasing need for Internet traffic, client-server networks and computer-to-computer communication dramatically increased the number of users. Seeking to take advantage of these trends, we focused on companies with their own networks, strong management teams, and established access to capital markets. Among the competitive local exchange carriers (CLECs), we focused on diversified services providers, which generally have the ability to cross-sell higher margin products and reduce customer turnover rates. We focused on companies like NEXTLINK Communications Inc., which is well-capitalized, has a strong management team and employs a myriad of technologies to serve its customers.

INDUSTRIAL

During the reporting period, we maintained our strategy of looking for companies that provide some defense against fluctuations in economic conditions, as well as those consolidators that enjoy a higher degree of pricing power. In particular, we liked companies that demonstrated ample liquidity, favorable cost structures, strong management strategies and successful integration of acquisitions. Allied Waste North America Inc., a leader in the waste management services industry, continued to pursue its successful acquisition strategy, and the bonds performed well over the period. In particular, Allied Waste announced the purchase of Browning-Ferris Industries Inc., making the company the second-largest in the industry, in terms of volume and revenue. Nortek Inc., a leader in the building products sector, benefited from a strong building cycle, particularly in the heating-ventilation-air conditioning (HVAC) segment of the market. Nortek also performed well due to effective cost-cutting measures, increased market penetration and leadership by a capable management team.

CABLE AND MEDIA

The cable and media sectors continued to benefit from a healthy advertising environment and a strong domestic economy during the period. Consolidation remained a dominant theme, as industry leaders gained market share and realized efficiencies from mergers and acquisitions. In general, we maintained our strategy of looking for larger consolidators with lower cost structures. On the cable side, the advent of new technologies generally impacted asset prices favorably, as the anticipated introduction of services such as telephony, cable modems, digital tiering and videos on demand are likely to generate additional revenue for many companies in the sector going forward. The Trust's position in Century Communications Corp., a leading U.S. cable provider, performed well during the period, aided by strengthening industry fundamentals as well as the company's rumored acquisition by an investment grade suitor. The Trust took advantage of the news and sold the bonds for a healthy gain. In the media sector, Outdoor Systems Inc., the nation's largest outdoor advertiser, performed well due to strong demand for billboard space and more effective, lower-cost vinyl technology.

ELECTRIC UTILITIES

Electric utility stocks enjoyed a strong rally over the third quarter of 1998 as many investors shifted into more defensive assets due to concerns that U.S. economic conditions were deteriorating. Unfortunately, the flight to quality peaked in the third quarter as economic data releases eased investor concerns regarding a growth slowdown, and the demand for utility equities fell. Despite recent price declines, we believe sector fundamentals are improving and recent valuations offer attractive opportunities. Deregulation continues to be a key trend in the electric utilities sector, as many states are in the process of opening their power generation markets to competition. Given this outlook, we maintained our strategy of looking for attractively valued companies in favorable regulatory environments. Such companies exhibit competitive cost structures, visionary management teams and non-regulated investments. Montana Power Co. embodies these strategic elements and performed well over the period due to improved regulatory clarity in the state of Montana as well as the sale of its generation plant. Additionally, Montana Power's expansion of its fiber-optic cable operation should allow the company to continue generating above-average revenue growth going forward.

WHAT'S AHEAD

Recent economic data suggest that domestic growth is likely to continue, although possibly at a slower pace, and that inflation is still very much under control. Within this context, interest rates should remain stable over the near term, which should provide a relatively favorable environment for high yield bonds


TOP 10 HOLDINGS
Based on Total Market Value
3/31/99

COMPANY
SECTOR (SECURITY TYPE)
--------------------------------------------------------------------------------

New Century Energies Inc.                                                2.58%
Utility (stock)

FPL Group Inc.                                                           2.46%
Utility (stock)

CMS Energy Corp.                                                         2.31%
Utility (stock)

Cinergy Corp.                                                            2.14%
Utility (stock)

Unicom Corp.                                                             2.09%
Utility (stock)

Dominion Resources Inc.2.06%
Utility (stock)

Millicom Int'l Cellular SA                                               2.00%
Utilities and
Telecommunications (bond)

Enron Corp.                                                              1.89%
Utility (stock)

Duke Energy Corp.                                                        1.68%
Utility (stock)

Southern Co.                                                             1.63%
Utility (stock)

DIVIDEND DISTRIBUTIONS
4/1/98-3/31/99

                                                                        DIVIDEND
MONTH                                                                  PER SHARE
--------------------------------------------------------------------------------
April                                                                 6.4 cents

May                                                                   6.4 cents

June                                                                  6.4 cents

July                                                                  6.4 cents

August                                                                6.4 cents

September                                                             6.4 cents

October                                                               6.4 cents

November                                                              6.4 cents

December                                                              6.4 cents

January                                                               6.4 cents

February                                                              6.4 cents

March                                                                 6.4 cents
--------------------------------------------------------------------------------
TOTAL                                                                76.8 CENTS

and utility equities. We believe that positive fundamentals are likely to support the recent recovery in the high yield market, and that many utility equities offer value given current market conditions. Thus, our outlook for high yield bonds and utility equities remains positive, and we believe there will continue to be attractive opportunities in high yield and utility equity markets over the near to intermediate term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

                                            CHANGE        3/31/99        3/31/98
--------------------------------------------------------------------------------
Net Asset Value                            - $1.93         $10.05         $11.98

Market Price (NYSE)                        - $2.00         $ 9.00         $11.00

                                          DISTRIBUTIONS
                                          --------------------------------------
Dividend Income                           $0.7680

Long-Term Capital Gain                    $0.2028

Short-Term Capital Gain                   $0.0283

TOTAL                                     $0.9991


PERFORMANCE

                                                                       INCEPTION
                                                   1-YEAR    5-YEAR    (10/9/89)
--------------------------------------------------------------------------------
Cumulative Total Return(1)

 Based on change in net
 asset value                                   -7.36%      +74.11%      +216.16%

 Based on change in
 market price                                  -9.58%      +61.54%      +163.50%

Average Annual Total Return(1)

 Based on change in net
 asset value                                   -7.36%      +11.73%      +12.92%

 Based on change in
 market price                                  -9.58%      +10.07%      +10.77%

Distribution Rate(2)               7.64%



1. Total return calculations represent the cumulative and average annual change in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 6.4 cent per share March monthly dividend and the NYSE closing price of $9.00 on March 31, 1999.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Franklin Multi-Income Trust paid distributions derived from long-term capital gains of 20.28 cents ($0.2028) per share in November 1998. The Trust hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

PORTFOLIO OPERATIONS





CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN




The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts, 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts, 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust, which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
ANNUAL MEETING OF SHAREHOLDERS



At an Annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on October 29, 1998, shareholders of the Fund voted as follows:

1.  Regarding the election of three (3) Class 3 Trustees of the Fund.

                                            % OF                                 % OF
                            SHARES       OUTSTANDING   % OF       SHARES      OUTSTANDING    % OF
TRUSTEES                      FOR          SHARES      VOTED      AGAINST       SHARES       VOTED
--------------------------------------------------------------------------------------------------
Edward B. Jamieson       3,466,229.389     59.175      96.80    113,620.780      1.940       3.20

Charles B. Johnson       3,471,521.113     59.265      96.97    108,329.056      1.849       3.03

Rupert H. Johnson, Jr.   3,469,321.113     59.228      96.91    110,529.056      1.887       3.09

2. Regarding the ratification of the selection of PricewaterhouseCoopers LLP, Certified Public Accountants, as the independent auditor for the Fund for the fiscal year ending March 31, 1999.

                    % OF                              % OF                                 % OF
                OUTSTANDING  % OF      SHARES     OUTSTANDING    % OF      WITHHELD     OUTSTANDING
SHARES FOR         SHARES    VOTED     AGAINST       SHARES      VOTED    OR ABSTAIN       SHARES
---------------------------------------------------------------------------------------------------
3,415,079.435      58.302    95.40   39,995.344       .683       1.11     124,775.39        2.130

3. Regarding the proposal to eliminate the Fund's fundamental investment restriction regarding the purchase and sale of oil, gas, mineral and/or real estate interests.

                   % OF                                        % OF
                OUTSTANDING                                 OUTSTANDING
SHARES FOR        SHARES      % OF VOTED   SHARES AGAINST      SHARES
--------------------------------------------------------------------------------
2,733,152.921     46.660         76.35       245,652.974       4.194

                 % OF                       % OF
 WITHHELD     OUTSTANDING     BROKER      OUTSTANDING
 OR ABSTAIN     SHARES       NON-VOTE       SHARES
--------------------------------------------------------------------------------
178,742.274     3.051       422,302.00       7.209

4. Regarding the proposal to eliminate the Fund's fundamental investment restriction regarding short sales of securities.

                    % OF                                       % OF
                OUTSTANDING                                 OUTSTANDING
SHARES FOR         SHARES     % OF VOTED   SHARES AGAINST     SHARES
--------------------------------------------------------------------------------
2,605,358.594      44.478        72.78       310,205.962       5.296


                  % OF                       % OF
  WITHHELD     OUTSTANDING     BROKER      OUTSTANDING
 OR ABSTAIN      SHARES       NON-VOTE       SHARES
--------------------------------------------------------------------------------
241,983.613      4.131       422,302.00       7.209


5. Regarding the proposal to amend the Fund's fundamental investment restriction regarding lending.

                   % OF                                        % OF
                OUTSTANDING                                OUTSTANDING
SHARES FOR        SHARES     % OF VOTED   SHARES AGAINST      SHARES
--------------------------------------------------------------------------------
2,676,140.110     45.687        74.76      255,570.054         4.363


                  % OF                       % OF
  WITHHELD     OUTSTANDING     BROKER      OUTSTANDING
 OR ABSTAIN      SHARES       NON-VOTE       SHARES
--------------------------------------------------------------------------------
225,838.005       3.855      422,302.00       7.209

6. Regarding the proposal to grant the proxy holders the authority to vote upon any other business that may legally come before the meeting.

                   % OF                               % OF                        % OF
               OUTSTANDING    % OF      SHARES     OUTSTANDING    WITHHELD     OUTSTANDING
SHARES FOR        SHARES      VOTED     AGAINST      SHARES      OR ABSTAIN       SHARES
-------------------------------------------------------------------------------------------
3,262,656.141     55.700      91.14   173,485.368     2.962      143,708.660       2.453

FRANKLIN MULTI-INCOME TRUST
FINANCIAL HIGHLIGHTS


                                                                        YEAR ENDED MARCH 31,
                                                    ------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.98     $  10.34     $  10.61     $   9.60     $   9.97
                                                    ------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................        .76          .72          .79          .78          .78
 Net realized and unrealized gains (losses) .....      (1.70)        2.18           --         1.11         (.08)
                                                    ------------------------------------------------------------
Total from investment operations ................       (.94)        2.90          .79         1.89          .70
                                                    ------------------------------------------------------------
Less distributions from:
 Net investment income ..........................       (.76)        (.74)        (.77)        (.77)        (.78)
 In excess of net investment income .............       (.01)        (.03)          --           --         (.01)
 Net realized gains .............................       (.23)        (.49)        (.29)        (.11)        (.28)
                                                    ------------------------------------------------------------
Total distributions .............................      (1.00)       (1.26)       (1.06)        (.88)       (1.07)
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $  10.04     $  11.98     $  10.34     $  10.61     $   9.60
                                                    ============================================================
Market value, end of year(1) ....................   $  9.000     $ 11.000     $  9.375     $  9.000     $  8.750
                                                    ============================================================

Total return (based on market value per share)(2)      (9.58)%      32.57%       16.24%       12.87%        1.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 58,827     $ 70,190     $ 60,594     $ 62,153     $ 56,230
Ratios to average net assets:
 Expenses .......................................       3.07%        3.00%        3.14%        3.21%        3.00%
 Net investment income ..........................       6.87%        6.47%        7.48%        7.53%        6.37%
Portfolio turnover rate .........................      24.31%       45.31%       44.40%       35.06%       29.77%
Total debt outstanding at end of year (000's) ...   $ 16,000     $ 16,000     $ 16,000     $ 16,000     $ 16,000
Asset coverage per $1,000 of debt ...............   $  3,677     $  4,387     $  3,787     $  3,885     $  3,514
Average amount of notes per share during the year   $   2.73     $   2.73     $   2.73     $   2.73     $   2.73



(1) Based on the last sale on the New York Stock Exchange.

(2) Total return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                          SHARES/
                                                          WARRANTS       VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 49.6%
    COMMERCIAL SERVICES
(a) Sodexho Marriott Services Inc. ...............            131     $    2,890
                                                                      ----------

    CONSUMER SERVICES .1%
    Marriott International Inc., A ...............          1,052         35,374
                                                                      ----------

    ENERGY MINERALS 1.2%
    Ultramar Diamond Shamrock Corp. ..............         33,300        720,113
                                                                      ----------

    NON-ENERGY MINERALS
(a) Gulf States Steel, wts., 4/15/03 .............          1,000             10
                                                                      ----------

    PRODUCER MANUFACTURING .9%
(a) Anacomp Inc. .................................         20,565        330,325
(a) Harvard Industries Inc. ......................         27,466        219,728
                                                                      ----------
                                                                         550,053
                                                                      ----------


    TELECOMMUNICATIONS 4.8%
    BellSouth Corp. ..............................         24,000        961,500
    GTE Corp. ....................................         10,000        605,000
(a) Loral Orion Network System, wts., 1/15/07 ....          1,000          6,847
    SBC Communications Inc. ......................          7,000        329,875
    U.S. West Inc. ...............................         17,000        936,063
                                                                      ----------
                                                                       2,839,285
                                                                      ----------

    UTILITIES 42.6%
    Allegheny Energy Inc. ........................         20,000        590,000
    American Electric Power Co. Inc. .............         17,500        694,531
    Central & South West Corp. ...................         29,900        700,781
    Cinergy Corp. ................................         57,200      1,573,000
    CMS Energy Corp. .............................         13,400        536,838
    Conectiv Inc. ................................         20,000        387,500
    Dominion Resources Inc. ......................         41,000      1,514,438
    DPL Inc. .....................................         50,900        839,850
    DTE Energy Co. ...............................         20,000        768,750
    Duke Energy Corp. ............................         22,600      1,234,525
    Edison International .........................         26,000        578,500
    Enron Corp. ..................................         21,626      1,389,471
    Entergy Corp. ................................         20,000        550,000
    FirstEnergy Corp. ............................         20,000        558,750
    Florida Progress Corp. .......................         10,000        377,500
    FPL Group Inc. ...............................         33,900      1,805,175
    Montana Power Co. ............................         14,100      1,037,231
    New Century Energies Inc. ....................         55,700      1,897,277
    New England Electric System ..................          6,800        329,800
    NIPSCO Industries Inc. .......................         11,700        315,900
    Northwestern Corp. ...........................         11,700        303,469
    PECO Energy Co. ..............................         20,900        966,625
    Puget Sound Energy Inc. ......................         25,000        576,563
    SCANA Corp. ..................................         30,000        650,625
    Sempra Energy ................................         50,000        959,375

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999  (CONT.)

                                                          SHARES/
                                                          WARRANTS       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
UTILITIES (CONT.)
Southern Co. .......................................        51,300   $ 1,195,931
Texas Utilities Co. ................................        28,100     1,171,419
Unicom Corp. .......................................        42,000     1,535,625
                                                                     -----------
                                                                      25,039,449
                                                                     -----------
TOTAL COMMON STOCKS AND WARRANTS  (COST $24,641,629)                  29,187,174
                                                                     -----------

PREFERRED STOCKS 1.9%
Sinclair Capital, 11.625%, pfd. (COST $1,000,000) ..        10,000     1,120,000
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS 5.4%
CONSUMER NON-DURABLES .7%
Ralston-Ralston Purina Group, 7.00%, cvt. pfd ......         9,300       418,500
                                                                     -----------

CONSUMER SERVICES .3%
Host Marriot Corp., 6.75%, cvt. pfd ................         4,400       177,100
                                                                     -----------

TRANSPORTATION 1.1%
Union Pacific Capital Trust, 6.25%, cvt. pfd .......        13,300       668,325
                                                                     -----------

UTILITIES AND TELECOMMUNICATIONS 3.3%
CMS Energy Corp., 7.75%, cvt. pfd ..................        22,000     1,157,750
Nortel Inversora SA, 10.00%, cvt. pfd. (Argentina) .        15,000       733,125
Texas Utilities Co., 9.25%, cvt. pfd ...............           700        37,319
                                                                     -----------
                                                                       1,928,194
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,174,034)                   3,192,119
                                                                     -----------

                                                                        PRINCIPAL
                                                                         AMOUNT*
                                                                        ---------
NON-CONVERTIBLE BONDS 65.5%
COMMERCIAL SERVICES 6.6%
American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .........   $  600,000      619,500
Ameriserve Food Distribution Inc., senior note, 8.875%, 10/15/06 ....      250,000      221,250
Ameriserve Food Distribution Inc., senior sub. note, 10.125%, 7/15/07      750,000      540,000
Big Flower Press Holdings Inc., senior sub. note, 8.875%, 7/01/07 ...      500,000      510,000
Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ............    1,000,000      940,000
Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 .............    1,000,000    1,070,000
                                                                                    -----------
                                                                                      3,900,750
                                                                                    -----------

CONSUMER DURABLES 1.6%
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ...    1,000,000      920,000
                                                                                    -----------

CONSUMER NON-DURABLES 1.0%
RJR Nabisco Inc., senior note, 9.25%, 8/15/13 .......................      500,000      575,826
                                                                                    -----------

CONSUMER SERVICES 8.4%
Chancellor Media Corp., senior note, 144A, 8.00%, 11/01/08 ..........      500,000      521,250
Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 .........      500,000      521,250
Charter Communications Holdings LLC, senior disc. note, 144A,
 zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ....................    1,000,000      645,000
Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) .      500,000      522,500

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                          PRINCIPAL
                                                                           AMOUNT*       VALUE
------------------------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS (CONT.)
CONSUMER SERVICES (CONT.)
Falcon Building Products Inc., senior sub. disc. note, B,
  zero cpn. to 6/15/02, 10.50% thereafter, 6/15/07 ...................   $  500,000   $  312,500
Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
  9.75% thereafter, 8/15/07 ..........................................    1,000,000      747,500
Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06
  (United Kingdom) ...................................................      700,000      679,000
LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
  thereafter, 3/01/08 ................................................      850,000      603,500
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ..........      400,000      411,000
                                                                                      ----------
                                                                                       4,963,500
                                                                                      ----------

ELECTRONIC TECHNOLOGY 1.4%
Celestica International Inc., senior sub. note, 10.50%, 12/31/06
  (Canada) ...........................................................      325,000      359,125
Derlan Industries Ltd., senior note, 10.00%, 1/15/07 (Canada) ........      500,000      453,125
                                                                                      ----------
                                                                                         812,250
                                                                                      ----------

ENERGY MINERALS 5.2%
Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 .............      200,000      169,000
Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ...................    1,000,000      845,000
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico)      900,000      882,000
Pride Petroleum Services Inc., senior note, 9.375%, 5/01/07 ..........      500,000      485,000
RBF Finance Co., senior secured note, 144A, 11.375%, 3/15/09 .........      650,000      687,375
                                                                                      ----------
                                                                                       3,068,375
                                                                                      ----------

HEALTH SERVICES 2.5%
Abbey Healthcare Group Inc.,  senior sub. note, 9.50%, 11/01/02 ......    1,000,000      975,000
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ......      600,000      519,000
                                                                                      ----------
                                                                                       1,494,000
                                                                                      ----------

INDUSTRIAL SERVICES 2.2%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .....      900,000      884,250
Dailey International Inc., senior note, B, 9.50%, 2/15/08 ............      300,000      112,500
Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
  9.875% thereafter, 2/15/08 .........................................      500,000      295,000
                                                                                      ----------
                                                                                       1,291,750
                                                                                      ----------

NON-ENERGY MINERALS 1.6%
LTV Corp., senior note, 8.20%, 9/15/07 ...............................    1,000,000      940,000
                                                                                      ----------

PROCESS INDUSTRIES 6.6%
Anchor Glass, first mortgage, 11.25%, 4/01/05 ........................    1,000,000    1,037,500
Ball Corp., senior note, 7.75%, 8/01/06 ..............................      250,000      257,813
Ball Corp., senior sub. note, 8.25%, 8/01/08 .........................      150,000      154,688
Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
  10.75% thereafter, 1/15/09 .........................................      200,000      139,000
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ............      200,000      198,000
Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ...............    1,000,000      995,000
Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02
  (Indonesia) ........................................................    1,000,000      550,000
U.S. Can Corp., senior sub. note, B, 10.125%, 10/15/06 ...............      500,000      530,000
                                                                                      ----------
                                                                                       3,862,001
                                                                                      ----------

PRODUCER MANUFACTURING 7.2%
Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 .....      500,000      492,500
Aetna Industries Inc., senior note, 11.875%, 10/01/06 ................    1,000,000    1,065,000
Collins & Aikman Corp., senior sub. note, B, 10.00%, 1/15/07 .........    1,000,000    1,042,500

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                            PRINCIPAL
                                                                              AMOUNT*          VALUE
-------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS (CONT.)
PRODUCER MANUFACTURING (CONT.)
Falcon Building Products Inc., senior sub. note, B, 9.50%, 6/15/07 ..      $   500,000      $   462,500
Nortek Inc., senior note, 144A, 8.875%, 8/01/08 .....................          250,000          258,750
Nortek Inc., senior note, B, 9.125%, 9/01/07 ........................          500,000          521,250
Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ...............          400,000          405,000
                                                                                            -----------
                                                                                              4,247,500
                                                                                            -----------

RETAIL TRADE 1.2%
Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ..........          250,000          270,000
Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ............          500,000          435,000
                                                                                            -----------
                                                                                                705,000
                                                                                            -----------

TELECOMMUNICATIONS 17.2%
Arch Communications Group, senior disc. note, zero cpn. to 3/15/01,
  10.875% thereafter, 3/15/08 .......................................        1,000,000          455,000
Comcast Cellular Corp., senior note, B, 9.50%, 5/01/07 ..............        1,000,000        1,140,000
Dobson/Sygnet Communications Co., senior note, 144A, 12.25%, 12/15/08        1,000,000        1,070,000
Flag Ltd., senior note, 8.25%, 1/30/08 (Bermuda) ....................          200,000          196,000
Intermedia Communications Inc., senior disc. note, B, zero cpn. to
  7/15/02, 11.25% thereafter, 7/15/07 ...............................        1,250,000          953,125
IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ...........          450,000          468,000
Loral Space and Communications Ltd., senior disc. note, zero cpn.
  to 1/15/02, 12.50% thereafter, 1/15/07 ............................        1,000,000          575,000
Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 .............        1,000,000          915,000
Millicom International Cellular SA, senior disc. note, zero cpn. to
  6/01/01, 13.50% thereafter, 6/01/06 (Luxembourg) ..................        2,000,000        1,470,000
Nextel Communications Inc., senior disc. note, 9.75%, 8/15/04 .......        1,000,000        1,041,250
NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .........          500,000          511,250
NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...........          500,000          497,500
Paging Network Inc., senior sub. note, 8.875%, 2/01/06 ..............        1,000,000          795,000
                                                                                            -----------
                                                                                             10,087,125
                                                                                            -----------

UTILITIES 2.8%
AES Corp., senior sub. note, 8.50%, 11/01/07 ........................          750,000          738,750
ESCOM, E168, 11.00%, 6/01/08 (South Africa) .........................        2,175,000 ZAR      278,688
Niagara Mohawk Power Corp., senior note, G, 7.75%, 10/01/08 .........          600,000          645,000
                                                                                            -----------
                                                                                              1,662,438
                                                                                            -----------
TOTAL NON-CONVERTIBLE BONDS (COST $39,340,922) ......................                        38,530,515
                                                                                            -----------

CONVERTIBLE BONDS .8%
Macerich Co., cvt., senior sub. note, 144A, 7.25%, 12/15/02
  (COST $500,000) ...................................................          500,000          462,500
                                                                                            -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                    PRINCIPAL
                                                                      AMOUNT*        VALUE
----------------------------------------------------------------------------------------------

(b) REPURCHASE AGREEMENT 1.7%
    Joint Repurchase Agreement, 4.875%, 4/01/99 (Maturity Value
      $974,690) (COST $974,558) ...............................   $    974,558    $    974,558
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     CIBC Oppenheimer Corp.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Lehman Brothers Inc.
     Paribas Corp.
     Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills & Notes

                                                                                  ------------
    TOTAL INVESTMENTS (COST $69,631,143) 124.9% ...............                     73,466,866
    OTHER ASSETS, LESS LIABILITIES (24.9)% ....................                    (14,639,926)
                                                                                  ------------
    NET ASSETS 100.0% .........................................                   $ 58,826,940
                                                                                  ============

  CURRENCY ABBREVIATIONS
  ZAR - South African Rand











 *  Securities traded in U.S. dollars unless otherwise indicated.
(a) Non-income producing
(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At March 31,1999, all repurchase agreements had been entered into on that date.



                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities:
  Cost .........................................................   $ 69,631,143
                                                                   ============
  Value ........................................................     73,466,866

 Receivables:
  Investment securities sold ...................................      2,544,173
  Dividends and interest .......................................      1,069,356

 Note issuance costs (Note 3) ..................................         13,458
                                                                   ------------
       Total assets ............................................     77,093,853
                                                                   ------------

Liabilities:
 Payables:
  Investment securities purchased ..............................      1,722,441
  Affiliates ...................................................         58,089
  Notes (Note 3) ...............................................     16,000,000
  Accrued interest (Note 3) ....................................         48,000
 Distributions to shareholders .................................        374,886
 Other liabilities .............................................         63,497
                                                                   ------------
       Total liabilities .......................................     18,266,913
                                                                   ------------
       Net assets, at value ....................................   $ 58,826,940
                                                                   ============

Net assets consist of:
 Accumulated distributions in excess of net investment income ..   $   (218,928)
 Net unrealized appreciation ...................................      3,835,425
 Accumulated net realized gain .................................      1,420,329
 Capital shares ................................................     53,790,114
                                                                   ------------
       Net assets, at value ....................................   $ 58,826,940
                                                                   ============
Net asset value per share ($58,826,940 / 5,857,600
  shares outstanding) ..........................................   $      10.04
                                                                   ============



                       See notes to financial statements.
                                                                              23

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999


Investment income: (Net of foreign taxes of $2,779)
 Dividends ...................................................     $  1,923,408
 Interest ....................................................        4,514,375
                                                                   ------------
         Total investment income .............................        6,437,783
                                                                   ------------
Expenses:
 Management fees (Note 4) ....................................          685,965
 Transfer agent fees .........................................           26,542
 Custodian fees ..............................................              670
 Reports to shareholders .....................................           28,901
 Professional fees ...........................................           24,680
 Trustees' fees and expenses (Note 4) ........................            5,072
 Amortization of note issuance costs .........................           29,250
 Other .......................................................           33,007
                                                                   ------------
         Total expenses ......................................          834,087
         Interest expense (Note 3) ...........................        1,152,000
                                                                   ------------
          Net expenses .......................................        1,986,087
                                                                   ------------
            Net investment income ............................        4,451,696
                                                                   ------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................        1,446,921
  Foreign currency transactions ..............................             (264)
                                                                   ------------
         Net realized gain ...................................        1,446,657
Net unrealized appreciation (depreciation) on:
  Investments ................................................      (11,408,978)
  Translation of assets and liabilities denominated in
     foreign currencies ......................................               63
                                                                   ------------
         Net unrealized depreciation .........................      (11,408,915)
                                                                   ------------
Net realized and unrealized loss .............................       (9,962,258)
                                                                   ============
Net decrease in net assets resulting from operations .........     $ (5,510,562)
                                                                   ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                                1999            1998
                                                                           ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................   $  4,451,696    $  4,244,894
  Net realized gain from investments and foreign currency
    transactions .......................................................      1,446,657       3,138,584
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities
    denominated in foreign currencies ..................................    (11,408,915)      9,593,117
                                                                           ----------------------------
         Net increase (decrease) in net assets resulting from operations     (5,510,562)     16,976,595
 Distributions to shareholders from:
  Net investment income ................................................     (4,451,432)     (4,326,914)
  In excess of net investment income ...................................        (47,205)       (171,723)
  Net realized gains ...................................................     (1,353,691)     (2,881,939)
                                                                           ----------------------------
Total distributions to shareholders ....................................     (5,852,328)     (7,380,576)
                                                                           ----------------------------
         Net increase (decrease) in net assets .........................    (11,362,890)      9,596,019
Net assets:
 Beginning of year .....................................................     70,189,830      60,593,811
                                                                           ----------------------------
 End of year ...........................................................   $ 58,826,940    $ 70,189,830
                                                                           ============================
Accumulated distributions in excess of net investment income included in net assets:
 End of year ...........................................................   $   (218,928)   $   (171,723)
                                                                           ============================




                       See notes to financial statements.
                                                                              25

FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1999

Cash flow from operating activities:
 Dividends and interest received ........................         $   5,681,036
 Operating expenses paid ................................              (790,387)
 Interest expense paid ..................................            (1,152,000)
                                                                  -------------
  Cash provided - operations ............................             3,738,649
                                                                  =============

Cash flow from investing activities:
 Investment purchases ...................................          (424,403,931)
 Investment sales and maturities ........................           426,609,477
                                                                  -------------
  Cash provided - investments ...........................             2,205,546
                                                                  =============

Cash flow from financing activities:
 Distributions to shareholders ..........................            (5,852,328)
                                                                  -------------
  Cash used - financing .................................            (5,852,328)
                                                                  =============

Net change in cash ......................................                91,867
Cash at beginning of year ...............................               (91,867)
                                                                  -------------
 Cash at end of year .....................................         $          --
                                                                  =============


RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR THE PERIOD ENDED MARCH 31, 1999

Net investment income .......................................       $ 4,451,696
 Amortization income ........................................        (1,078,750)
 Amortization of note issuance costs ........................            29,250
 Decrease in dividends and interest receivable ..............           322,003
 Decrease in other liabilities ..............................            14,450
                                                                    -----------
Cash provided - operations ..................................       $ 3,738,649
                                                                    ===========




                       See notes to financial statements.
26

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At March 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1994, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 7.20% per year, to maturity on September 15, 1999. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended March 31, 1999.

The issuance costs of $146,250 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTION WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Franklin Advisers, Inc. of .85% per year of the average weekly net assets of the Fund, excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At March 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $69,631,143 was as follows:

      Unrealized appreciation             $ 6,674,660
      Unrealized depreciation              (2,838,937)
                                          -----------
      Net unrealized appreciation         $ 3,835,723
                                          ===========

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

FRANKLIN MULTI-INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $19,113,385 and $21,876,254, respectively.


7. CREDIT RISK

The Fund has 57.3% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Telecommunications industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

FRANKLIN MULTI-INCOME TRUST
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, cash flows, and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
May 6, 1999

FRANKLIN MULTI-INCOME TRUST
TAX INFORMATION


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,412,830 as a capital gain dividend for the fiscal year ended March 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 32.92% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1999.

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